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                                                                   Exhibit 10.12


                                     FORM OF

                               STOCK OPTION GRANT

         This Stock Option Grant (the "Option Grant") is entered into this ___ day of _______, 2000, by and between PODS, INC., a Florida corporation ("Company") and _______________________ ("Optionee").

                                    RECITALS

         A. Company has determined that it is in its best interests to arrange to borrow $500,000 (the "Loan") from First National Bank of Florida (the "Lender") and a requirement of such borrowing is that the Loan be personally guaranteed by an individual acceptable to the Lender.

         B. Optionee is a Member of PODS USA, LLC, which is a Shareholder of the Company, is acceptable to the Lender, and has agreed to personally guarantee the Loan.

         C. In consideration of Optionee's agreement to grant his personal guarantee of the Loan, it has been determined to be in the best interests of the Company to pay a guarantee fee to Optionee in the form of the grant of an option to acquire shares of stock of the Company, as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties, it is agreed as follows:

         1. RECITALS; EXHIBITS. The above Recitals set forth above are true and correct and incorporated herein by reference. Any Exhibits referred to herein or attached hereto are incorporated into this Agreement by this reference.

         2. NOTICE OF STOCK OPTION GRANT. The undersigned Optionee is hereby granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Grant, as follows:

         Optionee:
                                             ------------------------

         Date of Grant:
                                                           , 2000
                                             -------------

         Exercise Price per Share:           $1.00

         Total Number of
         Shares Granted:
                                             ----------------------
          Type of Option:                    Non Statutory Stock Option

         Stock Option Expiration Date: The Option shall terminate ten
(10) years following the date of this Option Grant (the "term").




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         3. GRANT OF OPTION. The Company hereby grants to
__________________________, the Optionee named in the Notice of Grant, an option (the "Option") to purchase the number of Shares (as defined in Section 11 below) set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of this Option Grant.

         4. EXERCISE OF OPTION.

                  (a) RIGHT TO EXERCISE. This Option shall be exercisable, in whole or in part, during its term set out in the Notice of Grant, in accordance with the applicable provisions of this Option Grant.

                  (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit "A" (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

                  (b) RESTRICTIONS ON SHARES. Issuance of Shares upon the exercise of Option shall be conditioned upon the Optionee entering into a Joinder Agreement whereby the Optionee agrees to be bound by the terms and conditions of any agreement that restricts the disposition of shares of stock of the Company, including but not limited to the Stockholders' Agreement entered into by and among the Company and all of its shareholders dated as of December 1, 1999.

         5. OPTIONEE'S REPRESENTATIONS AT EXERCISE. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit "B."




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         6. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be:

                  (a) by cash or check; or

                  (b) in the sole discretion of the Company and upon request of the Optionee, by either of the following, or a combination thereof: (1) consideration received by the Company under a formal cashless exercise program adopted by the Company; or (2) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option Grant shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. OPTIONEE'S REPRESENTATIONS. In connection with the issuance of the Option and the Optionee's grant of his personal guarantee of the Loan, the Optionee represents to the Company the following:

                  (a) Optionee is currently a Member of PODS USA, LLC, which is a shareholder of the Company, is fully aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to grant the personal guarantee and accept the Option Grant as a guarantee fee. The Optionee has had an opportunity to carefully review the books and records of the Company and has relied only on the information contained therein and information otherwise provided in writing by an authorized representative of the Company. The Optionee and/or his advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on behalf of the Company, concerning the terms and conditions of the Loan, the Optionee's personal guarantee and Option Grant, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information. All such questions have been answered to the full satisfaction of the Optionee. No oral representations have been made or oral information furnished to the Optionee or his advisor(s) in connection with the Loan, the Optionee's personal guarantee and the Option Grant.




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                  (b) Optionee acknowledges that he or she is familiar with the terms and provisions of this Option Grant and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option Grant in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Grant. Optionee further agrees to notify the Company upon any change in the residence address.

                  (c) Optionee acknowledges and understands that this Option and the Shares that will be obtained upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.

                  (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of this paragraph.




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         9. TAX CONSEQUENCES. TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.
THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         10. ENTIRE AGREEMENT; GOVERNING LAW. This Option Grant constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

         11. DEFINITIONS:

                  (a) "Share" means a share of the Common Stock of the Company, adjusted in accordance with the following:

         (i) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (ii) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Company in its discretion may provide for an Optionee to have the right to exercise his Option until fifteen




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         (15) days prior to such transaction as to all of Shares as to which the
         Option would be exercisable. In addition, the Company may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (iii) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Shares as to which it is exercisable. The Company shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days after the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Company may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.


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         IN WITNESS WHEREOF, the parties hereto have executed this Stock Option
Grant as of the day and year first above written.

OPTIONEE:                                   COMPANY:
                                            PODS, INC.


                                            By:
---------------------------                    ------------------------------
                                               Peter S. Warhurst,
                                               President


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                          STOCK OPTION EXERCISE NOTICE


TO: PODS, INC.
Attention:  President

         1. EXERCISE OF OPTION. Effective as of today, _____________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "Shares") of PODS, INC. (the "Company") under and pursuant to the Stock Option Grant dated _______________ (the "Option Grant").

         2. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Grant.

         3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Option Grant and agrees to abide by and be bound by its terms and conditions.

         4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Option Grant.

         5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         6. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

                  (a) LEGENDS. Optionee understands and agrees that, unless registered under the Securities Act of 1933, the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon



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any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  (b) STOP TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, unless registered under the Securities Act of 1933, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                  (c) STOCKHOLDERS' AGREEMENT. Issuance of the Shares is conditioned upon the Optionee simultaneously entering into a Joinder Agreement whereby the Optionee agrees to be bound by the terms and conditions of any agreement that restricts the disposition of shares of stock of the Company, including but not limited to the Stockholders' Agreement entered into by and among the Company and all of its shareholders dated as of December 1, 1999.

         7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted to the Board of Directors of the Company which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors shall be final and binding on all parties.


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         9. GOVERNING LAW SEVERABILITY. This Agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

         10. ENTIRE AGREEMENT. The Option Grant is incorporated herein by reference. This Agreement, the Option Grant and, unless registered under the Securities Act of 1933, the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                                     Accepted by:

OPTIONEE:                                         COMPANY:
                                                  PODS, INC.


                                                  By:
---------------------------                          -------------------------
                                                     Peter S. Warhurst,
                                                     President

Date:                                             Date:
     ----------------------                             ----------------------



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                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:  __________________________

COMPANY:   PODS, INC.

SECURITY:  ________ SHARES OF COMMON STOCK

AMOUNT:    $______________

DATE:      _______________

         In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further




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acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Secretary of State of the State of Florida and any other legend required under applicable state securities laws.

         (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. If the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of this paragraph.

         (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                                  OPTIONEE:

                                                  ------------------------------






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